FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

ADCPB BALANCE
-------------
Initial ADCPB                                          85,790,915.00
Prior Month ADCPB                                      52,005,138.50
Current Month ADCPB (Before addition of New Property)  49,826,490.94
Base Principal Amount (Prior - Current)                 2,178,647.56
Add:  ADCPB of New Transferred Property                         0.00
Ending ADCPB (Current + ADCPB of New Property)         49,826,490.94

CLASS A INTEREST SCHEDULE
-------------------------

    Prior Month Class A Principal Balance              44,724,419.10
    Class A Certificate Rate                                    6.85%
    One twelfth of Class A Certificate Rate                     0.57%
    Class A Certificate Interest                          255,301.89
    Prior Month Class A Overdue Interest                        0.00

    Class A Interest Due                                  255,301.89
    Class A Interest Paid                                 255,301.89

    Current Month Class A Overdue Interest                      0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

    Prior Month Class A Principal Balance              44,724,419.10
    Class A Percentage                                         86.00%
    Base Principal Amount                               2,178,647.56
                                                        ------------
    Class A Base Principal Distribution Amount          1,873,636.90
    Prior Month Class A Overdue Principal                       0.00
                                                                ----
    Total A Note Principal Due                          1,873,636.90
    Additional amount due for floor payment                11,979.02
    Additional Class A Principal Due                            0.00
                                                                ----
    Class A Principal Paid                              1,885,615.92

    Class A Overdue Principal                                   0.00
                                                                ----

    Current Month Class A Principal Balance            42,838,803.18

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


CLASS B-1 INTEREST SCHEDULE
---------------------------

    Prior Month Class B-1 Principal Balance          2,080,205.93
    Class B-1 Certificate Rate                               7.63%
    One twelfth of Class B-1 Certificate Rate                0.64%
    Class B-1 Certificate Interest                      13,226.64
    Prior Month Class B-1 Overdue Interest                   0.00

    Class B-1 Interest Due                              13,226.64
    Class B-1 Interest Paid                             13,226.64

    Current Month Class B-1 Overdue Interest                 0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

    Prior Month Class B-1 Principal Balance          2,080,205.93
    Class B-1 Percentage                                     4.00%
    Base Principal Amount                            2,178,647.56
    Class B-1 Base Principal Distribution Amount        87,145.90
    Prior Month B-1 Overdue Principal                        0.00
    Additional amount due for floor payment                557.16
                                                           ------
    Total B-1 Note Principal Due                        87,703.06

    Class B-1 Principal Paid                            87,703.06


    Class B-1 Overdue Principal                              0.00

    Current Month Class B-1 Principal Balance        1,992,502.87

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


CLASS B-2 INTEREST SCHEDULE
---------------------------

    Prior Month Class B-2 Principal Balance           2,080,205.93
    Class B-2 Certificate Rate                                8.17%
    One twelfth of Class B-2 Certificate Rate                 0.68%
    Class B-2 Certificate Interest                       14,162.74
    Prior Month Class B-2 Overdue Interest                    0.00

    Class B-2 Interest Due                               14,162.74
    Class B-2 Interest Paid                              14,162.74

    Current Month Class B-2 Overdue Interest                  0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

    Prior Month Class B-2 Principal Balance           2,080,205.93
    Class B-2 Percentage                                      4.00%
    Base Principal Amount                             2,178,647.56
    Class B-2 Base Principal Distribution Amount         87,145.90
    Prior Month B-1 Overdue Principal                         0.00
    Additional amount due for floor payment                 557.16
                                                            ------
    Total B-1 Note Principal Due                         87,703.06

    Class B-2 Principal Paid                             87,703.06

    Class B-2 Overdue Principal                               0.00

    Current Month Class B-2 Principal Balance         1,992,502.87

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

FLOOR TEST

    Initial ADCPB                                                                  85,790,915.00
    Floor percent                                                                           3.50%
                                                                                            ----
    Floor                                                                           3,002,682.03

    Ending ADCPB                                                                   49,826,490.94

    less
    Beginning Balance - Class A                            44,724,419
    Beginning Balance - Class B1                            2,080,206
    Beginning Balance - Class B2                            2,080,206
                                                            ---------
                                                           48,884,831

    less
    Current Month Payment - Class A                         1,873,637
    Current Month Payment - Class B1                           87,146
    Current Month Payment - Class B2                           87,146
                                                               ------
                                                            2,047,929              46,836,902.26

    Excess of ending ADCPB over Note balance after initial payments                 2,989,588.68

    Excess (deficit) of excess balance over floor                                     (13,093.35)


ADJUSTED FLOOR TEST
    Ending ADCPB                                                                   49,826,490.94

    less
    Beginning Balance - Class A                            44,724,419
    Beginning Balance - Class B1                            2,080,206
    Beginning Balance - Class B2                            2,080,206
                                                            ---------
                                                           48,884,831
    less
    Current Month Payment - Class A                         1,885,616
    Current Month Payment - Class B1                           87,703
    Current Month Payment - Class B2                           87,703
                                                               ------
                                                            2,061,022              46,823,808.92

    Excess of ending ADCPB over Note balance after initial payments                 3,002,682.03

    Excess (deficit) of excess balance over floor                                           0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


SERVICING FEE SCHEDULE
----------------------

    Prior Month ADCPB                                          52,005,139
    Servicer Fee Rate                                              0.5000%
    One-twelfth                                                    0.0417%
    Servicer Fee                                                21,668.81

    Prior Servicer Fee Arrearage                                     0.00
    Servicer Fee Due                                            21,668.81

    Servicer Fee Paid                                           21,668.81

    Current Servicing Fee Arrearage                                  0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

    Prior Month ADCPB                                          52,005,139
    Back-Up Servicer Fee Rate                                      0.0130%
    One-twelfth                                                    0.0011%
    Back-up Servicer Fee                                           563.39

    Prior Back-Up Servicer Fee Arrearage                             0.00
    Total Back-Up Servicer Fee Due                                 563.39

    Back-Up Servicer Fee Paid                                      563.39

    Current Back-Up Servicing Fee Arrearage                          0.00


TRUSTEE FEE SCHEDULE
--------------------

    Trustee Fee                                                    291.67
    Trustee Fee Rate                                               0.0100%

    Prior Trustee Fee Arrearage                                      0.00
    Total Trustee Fee Due                                          291.67

    Trustee Fee Paid                                               291.67

    Current Trustee Fee Arrearage                                    0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

    Class A Certificate Principal Balance                   44,724,419.10
    Monthly Premium Rate                                           0.0208%
    Prior Premium Arrearage                                          0.00
    Premium Amount Due                                           9,318.00

    Premium Amount Paid                                          9,318.00

    Current Premium Arrearage                                        0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

Early Amortization Events
-------------------------

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
    10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i) A Delinquency Trigger Event has occurred and is continuing; or

(j) An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01
    (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

RESTRICTING EVENT CALCULATIONS                                     NO
------------------------------

       (a) Event of Servicer Termination (Yes/No)                  No
                                                             -------------

       (b) Certificate Insurer makes an Insured Payment            No
                                                             -------------

       (a) Gross Charge-Off Event (Yes/No)                         No
                                                             -------------

       (b) Delinquency Trigger Event                               No
                                                             -------------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
-----------------------------------------------------------                            Gross
                                 Gross                       Gross                  Charge-Off
                                Defaults    Recoveries    Charge-Offs       ADCPB      Ratio
                                --------    ----------    -----------       -----      -----

           2 months prior        122,143       46,342         75,801      53,938,852    1.69%
           1 month prior         135,308       85,344         49,964      52,063,123    1.15%
           Current               222,943      151,284         71,659      49,962,053    1.72%


           3 Month Gross Charge-Off Ratio                                               1.52%
           Maximum Allowed                                                              2.50%


30+ DELINQUENCIES
-----------------
                                                                       Monthly
                                Delinquencies         ADCPB         Delinquencies
                                -------------         -----         -------------

           2 months prior         2,328,029         53,938,852             4.32%
           1 month prior          2,900,279         52,063,123             5.57%
           Current month          2,638,327         49,962,053             5.28%

                                Delinquency Ratio:                         5.06%
                                Maximum Delinquency Ratio:                 6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

        (a) Gross Defaults (>=180)                                  No
                                                               -------------

        (b) Issuer Delinquency Trigger Ratio                        No
                                                               -------------


GROSS DEFAULTS (>=180)
----------------------


                             Monthly Gross                          Monthly
                               Defaults           ADCPB          Gross Defaults
                               --------           -----          --------------
          Current month              0          49,962,053            0.0000%
          1 month prior              0          52,063,123            0.0000%
          2 months prior             0          53,938,852            0.0000%
                                     -          ----------            ------
          Sum/Average                0          51,988,009            0.0000%
                                                                           4
                                                                           -
          Gross Defaults                                                0.00%

                  i A  Subordinated Percentage                         10.03%
                 ii B  WAL of Remaining Leases                          1.71
                       Two                                                 2
                       Ratio (i/ii)/2                                   2.94%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                Monthly
                             Delinquencies      ADCPB        Delinquencies
                             -------------      -----        -------------
          2 months prior        374,674      53,938,852            0.69%
          1 month prior         339,710      52,063,123            0.65%
          Current month         190,553      49,962,053            0.38%


                             Issuer Delinquency Trigger Ratio:     0.58%
                             Maximum Ratio Allowed:                2.50%


EARLY AMORTIZATION EVENT
------------------------

       (1) Is Subordination Level < 14%                           No
                                                            ---------------

       (2) Has a Gross Charge-Off Event Occurred?                 No
                                                            ---------------

       (3) Has a Delinquency Event Occurred?                      No
                                                            ---------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

        Aging/Delinquency Statistics
        ----------------------------

                                                                                  ADCPB               Total
        Current                                                                  47,323,725           94.72%
        31-60 Days Past Due                                                       1,105,216            2.21%
        61-90 Days Past Due                                                       1,342,559            2.69%
        91+ Days Past Due                                                           190,553            0.38%
                                                                                    -------            -----

        Total                                                                    49,962,053          100.00%


        Certificate Factors
        -------------------

        Class A Notes                                                           0.580627468
        Class B-1 Notes                                                         0.580627516
        Class B-2 Notes                                                         0.580627516


        Substitution Limits [Section 7]
        -------------------------------

        ADCPB as of Cut-Off Date                                              85,790,915.00
        Maximum Substitution (10% of Initial)                                  8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)           4,289,545.75

        Prior month Cumulative ADCPB Substituted                               3,332,268.58
        Current month ADCPB Substituted                                                -
                                                                              -------------
        Cumulative ADCPB Substituted                                           3,332,268.58

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts       1,980,863.06
        Current month ADCPB Substituted Defaulted Contracts                            -
                                                                              -------------
        Cumulative ADCPB Substituted for Defaulted Contracts                   1,980,863.06


        Portfolio Prepayment Statistics
        -------------------------------

        Prior month Cumulative ADCPB prepaid                                   9,805,818.60
        Current month ADCPB prepaid                                              452,179.82
                                                                              -------------
        Cumulative ADCPB prepaid                                              10,257,998.42

        Prior month Cumulative ADCPB Defaulted                                 4,702,070.51
        Current month ADCPB Defaulted                                            221,011.43
                                                                              -------------
        Cumulative ADCPB Defaulted                                             4,923,081.94

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                 76,566.47
--------------------------

LOCKBOX ACCOUNT
---------------
    Transfer of prior period Payments not yet transferred to Collection Account          (122,824.25)
    Transfer of prior period Excluded Amounts not yet transferred                         (52,714.33)
    Collections Received [5.02 (b)(d)]                                                  2,454,387.18
    Excluded Amounts [5.02 (d)][Definition]                                              (832,681.58)
    Collections on Deposit due Collection Account [5.02 (d)]                           (1,423,900.60)

    Ending Balance                                                                         98,832.89


COLLECTION ACCOUNT
------------------
    BEGINNING BALANCE, JUNE 1, 1998                                                                    1,200,164.75
    -------------------------------

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 1998
    ----------------------------------------------------------
    Add:  Servicer Advance                                                                               863,947.70
    Add:  Payments due Collection Account from last 2 business days prior period                         139,110.85
    Add:  Add'l transfers                                                                                      0.00
    Add: Amounts to Collection Acct from Security deposit account                                              0.00
    Less: Total distributions on  June 10, 1998                                                       (2,203,223.30)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 1998
    ----------------------------------------------------------
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                   1,423,900.60
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                 0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.                        0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                        0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                              4,575.48
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                  0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                               0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                         0.00
    Add: Security Deposits Related to Prepayment                                                               0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                            0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                         0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                           0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                              0.00

    Ending balance on June 30, 1998 and July 1, 1998                                                   1,428,476.08

    Add: Servicer Advances to be deposited on Determination Date                                         695,655.23
    Add: Payments due Collection Acct from last 3 business days                                          279,508.72
    Add: Payments not yet transferred to the Collection Account                                                0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                  0.00

    Adjusted Collection Account Balance                                                                2,403,640.03

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

SECURITY DEPOSIT ACCOUNT
------------------------

    Beginning  Balance                                                                                 141,005.58
    Add: Balance deposited on closing date                                                                   0.00
    Add: Security Deposits [6.02 b]                                                                          0.00
    Less: Amounts to Collection Account [6.02 c]                                                             0.00
    Add:  Investment Earnings                                                                              626.59
                                                                                                           ------

    Ending balance on June 30, 1998                                                                    141,632.17

    Less: Amounts to Collection Account [6.02 c]                                                             0.00

    Adjusted Security Deposit  Account Balance                                                         141,632.17


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


    Beginning Balance                                                                                                       0.00
    -----------------
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                            0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                           0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                           0.00
                                                                                                                            ----

    Ending balance on June 30, 1998                                                                                         0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                            0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                           0.00
                                                                                                                            ----

    Adjusted New Transferred Property Funding Account Balance                                                               0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                               2,403,640.03
---------------------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

     (i)   Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c(i)]                              0.00

     (ii)  Indemnity payments paid inadvertently dep in Collection Account [6.06 c(ii)]                          0.00

     (iii) Aggregate of: [6.06 c (iii)] (A) Unreimbursed Servicer Advances from prior periods 0.00 (B) Servicer Fee and unpaid Servicer Fee 21,668.81
           (C) Servicing Charges inadvertently deposited in Collection Account                                   0.00

     (iv)  Current and unpaid Back-up Servicing Fees [6.06 c(iv)]                                              563.39

     (v)   Premium Amount due on Payment Date and unpaid Premiums [6.06 c(v)]                                9,318.00

     (vi)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c(vi)]                                291.67

     (vii) Class A Certificate Interest and Overdue Class A Interest [6.06 c(vii)]                         255,301.89

     (viii)Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c(viii)]                     13,226.64

     (ix)  Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c(ix)]                       14,162.74

     (x)   Class A Base Principal Distribution Amount and Overdue Class A
           Principal [6.06 c(x)]                                                                         1,873,636.90

     (xi)  Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b(xi)]                    0.00

     (xii) Class B-1 Base Principal Distribution Amount and Overdue Class B-1
           Principal [6.06 c(xii)] provided no restricting event exists                                     87,145.90

     (xiii)Class B-2 Base Principal Distribution Amount and Overdue Class B-2
           Principal [6.06 c(xiii)] provided no restricting event or issuer
           restricting event exists                                                                         87,145.90

     (xiv) Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                    0.00

     (xv)  Prepayments optionally transferred to collection account and disbursed in 0.00 consideration of the transfer of New Transferred
           Property not in excess of $5,000,000 [6.06 c (xv)]                                                    0.00

     (xvi) To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]
           Net of Additional Principal Distribution to Class A, B1 & B2.                                    28,084.84

           a. Class A Additional Principal Distribution Amount                                              11,979.02

           b. Class B1 Additional Principal Distribution Amount                                                557.16

           c. Class B2 Additional Principal Distribution Amount                                                557.16

     Reviewed By:



     -------------------------------
     E. Roger Gebhart
     Senior Vice President and
     Treasurer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

ADCPB BALANCE
-------------
Initial ADCPB                                                    72,024,925.77
Prior Month ADCPB                                                56,571,343.56
Current Month ADCPB (Before addition of New Property)            54,566,745.70
Base Principal Amount (Prior - Current)                           2,004,597.86
Add:  ADCPB of New Transferred Property                                   0.00
Ending ADCPB (Current + ADCPB of New Property)                   54,566,745.70

CLASS A INTEREST SCHEDULE
-------------------------

    Prior Month Class A Principal Balance                        49,782,055.67
    Class A Certificate Rate                                              6.29%
    One twelfth of Class A Certificate Rate                               0.52%
    Class A Certificate Interest                                    260,940.94
    Prior Month Class A Overdue Interest                                  0.00

    Class A Interest Due                                            260,940.94
    Class A Interest Paid                                           260,940.94

    Current Month Class A Overdue Interest                                0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

    Prior Month Class A Principal Balance                        49,782,055.67
    Class A Percentage                                                   88.00%
    Base Principal Amount                                         2,004,597.86
    Class A Base Principal Distribution Amount                    1,764,046.12
    Prior Month Class A Overdue Principal                                 0.00
    Total A Note Principal Due                                    1,764,046.12

    Class A Principal Paid                                        1,764,046.12

    Class A Overdue Principal                                             0.00
                                                                          ----

    Current Month Class A Principal Balance                      48,018,009.55

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


CLASS B-1 INTEREST SCHEDULE
---------------------------

    Prior Month Class B-1 Principal Balance                    1,697,115.23
    Class B-1 Certificate Rate                                         7.01%
    One twelfth of Class B-1 Certificate Rate                          0.58%
    Class B-1 Certificate Interest                                 9,913.98
    Prior Month Class B-1 Overdue Interest                             0.00

    Class B-1 Interest Due                                         9,913.98
    Class B-1 Interest Paid                                        9,913.98

    Current Month Class B-1 Overdue Interest                           0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

    Prior Month Class B-1 Principal Balance                    1,697,115.23
    Class B-1 Percentage                                               3.00%
    Base Principal Amount                                      2,004,597.86
    Class B-1 Base Principal Distribution Amount                  60,137.94
    Prior Month B-1 Overdue Principal                                  0.00
    Total B-1 Note Principal Due                                  60,137.94
                                                                  ---------

    Class B-1 Principal Paid                                      60,137.94


    Class B-1 Overdue Principal                                        0.00

    Current Month Class B-1 Principal Balance                  1,636,977.29

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


CLASS B-2 INTEREST SCHEDULE
---------------------------

    Prior Month Class B-2 Principal Balance                    1,414,262.86
    Class B-2 Certificate Rate                                         8.22%
    One twelfth of Class B-2 Certificate Rate                          0.69%
    Class B-2 Certificate Interest                                 9,687.70
    Prior Month Class B-2 Overdue Interest                             0.00

    Class B-2 Interest Due                                         9,687.70
    Class B-2 Interest Paid                                        9,687.70

    Current Month Class B-2 Overdue Interest                           0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

    Prior Month Class B-2 Principal Balance                    1,414,262.86
    Class B-2 Percentage                                               2.50%
    Base Principal Amount                                      2,004,597.86
    Class B-2 Base Principal Distribution Amount                  50,114.95
    Prior Month B-1 Overdue Principal                                  0.00
    Total B-1 Note Principal Due                                  50,114.95

    Class B-2 Principal Paid                                      50,114.95

    Class B-2 Overdue Principal                                        0.00

    Current Month Class B-2 Principal Balance                  1,364,147.91

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


SERVICING FEE SCHEDULE
----------------------

    Prior Month ADCPB                                          56,571,344
    Servicer Fee Rate                                              0.5000%
    One-twelfth                                                    0.0417%
    Servicer Fee                                                23,571.39

    Prior Servicer Fee Arrearage                                     0.00
    Servicer Fee Due                                            23,571.39

    Servicer Fee Paid                                           23,571.39

    Current Servicing Fee Arrearage                                  0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                         56,571,344
     Back-Up Servicer Fee Rate                                     0.0200%
     One-twelfth                                                   0.0017%
     Back-up Servicer Fee                                          942.86

     Prior Back-Up Servicer Fee Arrearage                            0.00
     Total Back-Up Servicer Fee Due                                942.86

     Back-Up Servicer Fee Paid                                     942.86

     Current Back-Up Servicing Fee Arrearage                         0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                                   291.67
     Trustee Fee Rate                                              0.0100%

     Prior Trustee Fee Arrearage                                     0.00
     Total Trustee Fee Due                                         291.67

     Trustee Fee Paid                                              291.67

     Current Trustee Fee Arrearage                                   0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance                  49,782,055.67
     Monthly Premium Rate                                          0.0200%
     Prior Premium Arrearage                                         0.00
     Premium Amount Due                                          9,956.00

     Premium Amount Paid                                         9,956.00

     Current Premium Arrearage                                       0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

Early Amortization Events
-------------------------

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
      10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)   A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)   A Delinquency Trigger Event has occurred and is continuing; or

(j)   An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

RESTRICTING EVENT CALCULATIONS
------------------------------

       (a) Event of Servicer Termination (Yes/No)                    No
                                                               --------------

       (b) Certificate Insurer makes an Insured Payment              No
                                                               --------------

       (a) Gross Charge-Off Event (Yes/No)                           No
                                                               --------------

       (b) Delinquency Trigger Event                                 No
                                                               --------------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
      11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)  Any failure by the Servicer to submit a Monthly Statement pursuant to
      Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
      Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
      (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii)Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------
                                Gross                            Gross                           Monthly
                               Defaults       Recoveries      Charge-Offs        ADCPB         Charge-Offs
                               --------       ----------      -----------        -----         -----------

          2 months prior        132,408          61,103           71,305       58,488,149            1.46%
          1 month prior         195,585         180,584           15,001       56,686,560            0.32%
          Current               165,029         171,422           (6,394)      54,740,820           -0.14%


          3 Month Gross Charge-Off Ratio                                                             0.55%
          Maximum Allowed                                                                            2.50%


30+ DELINQUENCIES
-----------------
                                                                                    Monthly
                               Delinquencies             ADCPB                   Delinquencies
                               -------------             -----                   -------------

          2 months prior          3,412,444            58,488,149                      5.83%
          1 month prior           3,895,179            56,686,560                      6.87%
          Current month           1,952,407            54,740,820                      3.57%

                               Delinquency Ratio:                                      5.42%
                               Maximum Delinquency Ratio:                              7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

         (a) Gross Defaults (>=180)                               No
                                                            --------------

         (b) Issuer Delinquency Trigger Ratio                     No
                                                            --------------


GROSS DEFAULTS (>=180)
----------------------

                                                                     Monthly
                              Gross Defaults            ADCPB     Gross Defaults
                              --------------            -----     --------------

          Current                       0             54,740,820       0.0000%
          1 month prior                 0             56,686,560       0.0000%
          2 months prior                0             58,488,149       0.0000%
                                        -             ----------       -------
          Sum/Average                   0             56,638,510       0.0000%
                                                                            4
                                                                            -
          Gross Defaults                                                 0.00%

                 i A  Subordinated Percentage                            9.00%
                ii B  WAL of Remaining Leases                            2.08
                      Two                                                2.00
                      Ratio (i/ii)/2                                     2.17%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                                     Monthly
                            Delinquencies           ADCPB         Delinquencies
                            -------------           -----         -------------
          2 months prior        392,511           58,488,149            0.67%
          1 month prior         423,412           56,686,560            0.75%
          Current month         549,827           54,740,820            1.00%


                            Issuer Delinquency Trigger Ratio:           0.81%
                            Maximum Ratio Allowed:                      2.50%


EARLY AMORTIZATION EVENT
------------------------

        (1) Is Subordinate Interest less than 8.86% of ADCPB?        No
                                                               --------------

        (2) Has a Gross Charge-Off Event Occurred?                   No
                                                               --------------

        (3) Has a Delinquency Event Occurred?                        No
                                                               --------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

        Aging/Delinquency Statistics
        ----------------------------

                                                                                     ADCPB              Total
        Current                                                                    52,788,413           96.43%
        31-60 Days Past Due                                                           687,523            1.26%
        61-90 Days Past Due                                                           715,057            1.31%
        91+ Days Past Due                                                             549,827            1.00%
                                                                                      -------            ----

        Total                                                                      54,740,820          100.00%


        Certificate Factors
        -------------------

        Class A Notes                                                             0.757602802
        Class B-1 Notes                                                           0.757602763
        Class B-2 Notes                                                           0.757602786


        Substitution Limits [Section 7]
        -------------------------------

        ADCPB as of Cut-Off Date                                                72,024,925.77
        Maximum Substitution (10% of Initial)                                    7,202,492.58
        Maximum Substitution for Defaulted Contracts (5% of Initial)             3,601,246.29

        Prior month Cumulative ADCPB Substituted                                 3,234,855.86
        Current month ADCPB Substituted                                                  -
                                                                                -------------
        Cumulative ADCPB Substituted                                             3,234,855.86

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts         1,320,928.59
        Current month ADCPB Substituted Defaulted Contracts                              -
                                                                                -------------
        Cumulative ADCPB Substituted for Defaulted Contracts                     1,320,928.59


        Portfolio Prepayment Statistics
        -------------------------------

        Prior month Cumulative ADCPB prepaid                                     6,282,226.12
        Current month ADCPB prepaid                                                295,434.14
                                                                                -------------
        Cumulative ADCPB prepaid                                                 6,577,660.26

        Prior month Cumulative ADCPB Defaulted                                   2,194,159.49
        Current month ADCPB Defaulted                                              165,028.59
                                                                                -------------
        Cumulative ADCPB Defaulted                                               2,359,188.08

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998


-------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                          68,374.87
--------------------------

LOCKBOX ACCOUNT
---------------
    Transfer of prior period Payments not yet transferred to Collection Account   (141,680.82)
    Transfer of prior period Excluded Amounts not yet transferred                  (62,737.27)
    Collections Received [5.02 (b)(d)]                                           2,293,033.22
    Excluded Amounts [5.02 (d)][Definition]                                       (942,710.34)
    Collections on Deposit due Collection Account [5.02 (d)]                    (1,137,342.66)

    Ending Balance                                                                  76,937.00


COLLECTION ACCOUNT
------------------
    BEGINNING BALANCE, JUNE 1, 1998                                                                   1,139,417.01
    -------------------------------

    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 1998
    ----------------------------------------------------------
    Add:  Servicer Advance                                                                              970,922.89
    Add:  Payments due Collection Account from last 2 business days prior period                        213,756.59
    Add:  Add'l transfers                                                                                     0.00
    Add: Amounts to Collection Acct from Security deposit account                                             0.00
    Less: Total distributions on  June 10, 1998                                                      (2,324,096.49)
    ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JULY 1, 1998
    ----------------------------------------------------------
    Aggregate Amount of Actual Payments [6.01 b (i)]                                                  1,137,342.66
    Add: Servicer Advances [5.03][6.01 b (ii)]                                                                0.00
    Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]            0.00
    Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                       0.00
    Add: Any Investment Earnings [6.01 b (v)]                                                             3,614.68
    Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
    Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
    Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
    Add: Security Deposits Related to Prepayment                                                              0.00
    Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
    Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
    Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                          0.00
    Less: Payments due Collection Acct. from last 2 business days in calendar mo.                             0.00

    Ending balance on June 30, 1998 and July 1, 1998                                                  1,140,957.34

    Add: Servicer Advances to be deposited on Determination Date                                        706,937.74
    Add: Payments due Collection Acct from last 3 business days                                         341,708.47
    Add: Payments not yet transferred to the Collection Account                                               0.00
    Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00

    Adjusted Collection Account Balance                                                               2,189,603.55

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

SECURITY DEPOSIT ACCOUNT
------------------------

    Beginning  Balance                                                                                0.00
    Add: Balance deposited on closing date                                                            0.00
    Add: Security Deposits [6.02 b]                                                                   0.00
    Less: Amounts to Collection Account [6.02 c]                                                      0.00
    Add:  Investment Earnings                                                                         0.00
                                                                                                      ----

    Ending balance on June 30, 1998                                                                   0.00

    Less: Amounts to Collection Account [6.02 c]                                                      0.00

    Adjusted Security Deposit  Account Balance                                                        0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


    Beginning Balance                                                                                              0.00
    -----------------
    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00
    Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                  0.00
    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                                   ----

    Ending balance on June 30, 1998                                                                                0.00

    Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                   0.00

    Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                  0.00
                                                                                                                   ----

    Adjusted New Transferred Property Funding Account Balance                                                      0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JULY 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                              2,189,603.55
---------------------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
------------------------------------------------------------------------------

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c(i)]                         0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account
[6.06 c(ii)]                                                                                                 0.00

     (iii)  Aggregate of: [6.06 c(iii)]
            (A)  Unreimbursed Servicer Advances from prior periods                                           0.00
            (B)  Servicer Fee and unpaid Servicer Fee                                                   23,571.39
            (C)  Servicing Charges inadvertently deposited in Collection Account                             0.00

     (iv)   Current and unpaid Back-up Servicing Fees [6.06 c(iv)]                                         942.86

     (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c(v)]                           9,956.00

     (vi)   Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c(vi)]                           291.67

     (vii)  Class A Certificate Interest and Overdue Class A Interest [6.06 c(vii)]                    260,940.94

     (viii) Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c(viii)]                 9,913.98

     (ix)   Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c(ix)]                   9,687.70

     (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c(x)]    1,764,046.12

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b(xi)]               0.00

     (xii)  Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal
            [6.06 c(xii)] provided no restricting event exists                                          60,137.94

     (xiii) Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal
            [6.06 c(xiii)] provided no restricting event or issuer restricting event exists             50,114.95

     (xiv)  Any amounts due Servicer under 9.03 [6.06 b(xiv)]                                                0.00

     (xv)   Prepayments optionally transferred to collection account and disbursed in                        0.00
            consideration of the transfer of New Transferred Property not in excess of
            $5,000,000 [6.06 c(xv)]

     (xvi)  To the Holder of the Trust Certificate any remaining amounts [6.06 b(xiii)]                      0.00


     Reviewed By:



     ----------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer